UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2011

Shengkai Innovations, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-51972	11-3737500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.106 Zhonghuan South Road, Airport Industrial Park Tianjin, People's Republic of China 300308 (Address of Principal Executive Offices)
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (86) 22-2858-8899

No. 27, Wang Gang Road,
Jin Nan (Shuang Gang) Economic and
Technology Development Area
Tianjin, People's Republic of China
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 4, 2011, Shengkai Innovations, Inc. (the "Company") issued a press release announcing an earnings call to be held on February 11, 2011 to discuss its second quarter and six months ended December 31, 2011 financial results. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated February 4, 2011, issued by Shengkai Innovations, Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shengkai Innovations, Inc. (Registrant)
February 4, 2011 (Date)	/s/ DAVID MING HE David Ming He Chief Financial Officer